Balance Sheet - Continuing Operations - Schedule of Inventories (Detail) - USD ($) $ in Thousands	Jul. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
Inventory, Gross [Abstract]
Raw materials	$ 7,468	$ 6,905	$ 7,388
Finished goods	3,455	3,466	3,758
Work in progress	2,404	2,445	2,720
Cost of inventories	13,327	12,816	13,866
Less allowance for obsolescence	(1,399)	(1,363)	(1,210)
Total inventories, net	$ 11,928	$ 11,453	$ 12,656